SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 16, 2002


                               TGFIN Holdings, Inc.
            -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Delaware                1-11034               72-086167
      ---------------         -----------           ------------------
      (State or other         (Commission           (IRS Employer
      jurisdiction of         File Number)          Identification No.)
       incorporation)


           39 Broadway, Suite 740, New York, New York    10006
          ----------------------------------------------------
          (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (212) 363-3900
                                                   --------------
                     n/a
---------------------------------------------------------------------
(Former name or former address, if changed since last report.)



PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        150 East 58th Street
                                        34rd Floor
                                        New York, New York 10155
                                        (212) 956-9595

Item 5.   Other Events

TGFIN Holdings, Inc. (the "Company") reported today that its wholly-owned operating subsidiary, TradinGear.com Incorporated, had entered into a two-year agreement with the New York Mercantile Exchange, New York, New York (the "Exchange") to provide the Exchange with an over-the-counter energy trading platform. The Company believes that this agreement provides a validation of the commercial viability of the Company's advanced technology.


Item 7.   Financial Statements and Exhibits

     (a)  Financial statements and
     (b)  Pro forma financial information

          None


     (c)  Exhibits

        99.1   Certification of Chief Executive Officer and Chief
        Financial Officer

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 16, 2002


                         TGFIN Holdings, Inc.
                         (Registrant)



                         By/s/ Samuel Gaer
                           ---------------------------
                           Samuel Gaer, President
                           Principal Executive Officer